                                                                 Exhibit 10(f)

                         RECEIVABLES PURCHASE AGREEMENT


                          dated as of December 31, 1996


                                      among



                            AFC FUNDING CORPORATION,

                                   as Seller,



                         AUTOMOTIVE FINANCE CORPORATION,

                                  as Servicer,




                 POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION,

                                  as Purchaser,




                                       and




                         NESBITT BURNS SECURITIES INC.,

                                    as Agent.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                   ARTICLE I.
                       AMOUNTS AND TERMS OF THE PURCHASES

Section 1.1.  Purchase Facility..............................................  1
Section 1.2.  Making Purchases...............................................  2
Section 1.3.  Participation Computation......................................  3
Section 1.4.  Settlement Procedures..........................................  3
Section 1.5.  Fees...........................................................  8
Section 1.6.  Payments and Computations, Etc.................................  8
Section 1.7.  Dividing or Combining Portions of the
                           Investment of the Participation...................  9
Section 1.8.  Increased Costs................................................  9
Section 1.9.  Additional Discount on Portions of
                           Participation Bearing a Eurodollar Rate........... 10
Section 1.10.  Requirements of Law........................................... 10
Section 1.11.  Inability to Determine Eurodollar Rate........................ 11

                                   ARTICLE II.
                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                               TERMINATION EVENTS

Section 2.1.  Representations and Warranties; Covenants...................... 12
Section 2.2.  Termination Events............................................. 12

                                  ARTICLE III.
                                 INDEMNIFICATION

Section 3.1.  Indemnities by the Seller...................................... 13
Section 3.2.  Indemnities by AFC............................................. 15

                                   ARTICLE IV.
                         ADMINISTRATION AND COLLECTIONS

Section 4.1.  Appointment of Servicer........................................ 16
Section 4.2.  Duties of Servicer............................................. 17
Section 4.3.  Deposit Accounts; Establishment and
                           Use of Certain Accounts........................... 18
Section 4.4.  Enforcement Rights............................................. 19
Section 4.5.  Responsibilities of the Seller................................. 20
Section 4.6.  Servicing Fee.................................................. 20

                               TABLE OF CONTENTS
                               -----------------
                                   (continued)

                                                                            Page
                                   ARTICLE V.
                                  MISCELLANEOUS

Section 5.1.  Amendments, Etc................................................ 20
Section 5.2.  Notices, Etc................................................... 21
Section 5.3.  Assignability.................................................. 21
Section 5.4.  Costs, Expenses and Taxes...................................... 22
Section 5.5.  No Proceedings; Limitation on Payments......................... 23
Section 5.6.  Confidentiality................................................ 23
Section 5.7.  GOVERNING LAW AND JURISDICTION................................. 23
Section 5.8.  Execution in Counterparts...................................... 24
Section 5.9.  Survival of Termination........................................ 24
Section 5.10.  WAIVER OF JURY TRIAL.......................................... 24
Section 5.11.  Entire Agreement.............................................. 24
Section 5.12.  Headings...................................................... 24
Section 5.13.  Purchaser's Liabilities....................................... 24


EXHIBIT I      DEFINITIONS...................................................I-1
EXHIBIT II     CONDITIONS OF PURCHASES......................................II-1
EXHIBIT III    REPRESENTATIONS AND WARRANTIES..............................III-1
EXHIBIT IV     COVENANTS....................................................IV-1
EXHIBIT V      TERMINATION EVENTS............................................V-1
EXHIBIT VI     PORTFOLIO CERTIFICATE........................................VI-1

SCHEDULE I     CREDIT AND COLLECTION POLICY..................................I-1
SCHEDULE II    DEPOSIT BANKS AND DEPOSIT ACCOUNTS...........................II-1
SCHEDULE III   TRADE NAMES.................................................III-1
SCHEDULE IV    ELIGIBLE CONTRACTS...........................................IV-1
SCHEDULE V     TAX MATTERS...................................................V-1

ANNEX A        FORM OF NOTICE OF PURCHASE
ANNEX B        FORM OF COLLECTION ACCOUNT AGREEMENT
ANNEX C        FORM OF LIQUIDATION ACCOUNT AGREEMENT
ANNEX D        FORM OF SERVICER REPORT

                         RECEIVABLES PURCHASE AGREEMENT


         This RECEIVABLES PURCHASE AGREEMENT, dated as of December 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement") among AFC FUNDING CORPORATION, an Indiana corporation, as seller (the "Seller"), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation ("AFC"), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, a Delaware Corporation ("PAR"), as purchaser (together with its successors and permitted assigns, the "Purchaser"), and NESBITT BURNS SECURITIES INC., a Delaware corporation ("Nesbitt Burns") as agent for the Purchaser (in such capacity, together with its successors and assigns in such capacity, the "Agent").

         PRELIMINARY STATEMENTS. Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to this Agreement. References in the Exhibits hereto to "the Agreement" refer to this Agreement, as amended, modified or supplemented from time to time.

         The Seller desires to sell, transfer and assign an undivided variable percentage interest in a pool of receivables, and the Purchaser desires to acquire such undivided variable percentage interest, as such percentage interest shall be adjusted from time to time based upon, in part, reinvestment payments which are made by the Purchaser and additional incremental payments made to the Seller.

         In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I.

                       AMOUNTS AND TERMS OF THE PURCHASES

         Section 1.1. Purchase Facility. (a) On the terms and conditions hereinafter set forth, the Purchaser hereby agrees to purchase and make reinvestments of undivided percentage ownership interests with regard to the Participation from the Seller from time to time during the period from the date hereof to the Termination Date. Under no circumstances shall the Purchaser make any such purchase or reinvestment if, after giving effect to such purchase or reinvestment, the aggregate outstanding Investment of the Participation would exceed the Purchase Limit.

         (b) The Seller may, upon at least 30 days' notice to the Agent, terminate the purchase facility provided in this Section 1 in whole or, from time to time, irrevocably reduce in part the unused portion of the Purchase Limit; provided that each partial reduction shall be in the amount of at least $1,000,000, or an integral multiple of $500,000 in excess thereof and shall not reduce the Purchase Limit below $25,000,000.

         Section 1.2. Making Purchases. (a) Each purchase (but not reinvestments) of undivided ownership interests with regard to the Participation hereunder shall be made upon the Seller's irrevocable written notice in the form of Annex A delivered to the Agent in accordance with Section 5.2 (which notice must be received by the Agent prior to 11:00 a.m., Chicago time) on the second Business Day next preceding the date of such proposed purchase. Each such notice of any such proposed purchase shall specify the desired amount and date of such purchase and the desired duration of the initial Yield Period for the resulting Participation; provided each proposed purchase shall be in the amount of at least $1,000,000 or an integral multiple of $100,000 in excess thereof. The Agent shall select the duration of such initial Yield Period, and each subsequent Yield Period in its discretion; provided that it shall use reasonable efforts, taking into account market conditions, to accommodate Seller's preferences. At no time shall there be more than five Yield Periods.

         (b) On the date of each purchase (but not reinvestment) of undivided ownership interests with regard to the Participation hereunder, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Exhibit II hereto, make available to the Agent at its office at 111 West Monroe Street, Chicago, Illinois 60603, the amount of such purchase in same day funds, and after the Agent's receipt of such funds, the Agent shall make such funds immediately available to the Seller at such office.

         (c) Effective on the date of each purchase pursuant to this Section 1.2 and each reinvestment pursuant to Section 1.4, the Seller hereby sells and assigns to the Purchaser an undivided percentage ownership interest equal to the Participation in (i) each Pool Receivable then existing, (ii) all Related
Security with respect to such Pool Receivables, and (iii) Collections with respect to, and other proceeds of, such Pool Receivables and Related Security.

         (d) To secure all of the Seller's obligations (monetary or otherwise) under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent, including to secure the obligation of the

Servicer that Collections be applied to the Participation as provided in this Agreement, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest (including without limitation any undivided interest of the Seller) in, to and under all of the following, whether now or hereafter owned, existing or arising: (A) all Pool Receivables, (B) all Related Security with respect to each such Pool Receivable, (C) all Collections with respect to each such Pool Receivable, (D) the Collection Account and Liquidation Account and all amounts on deposit therein and all certificates and instruments, if any, from time to time evidencing the Collection Account and the Liquidation Account, all amounts on deposit therein, all investments (including any investment property) made with such funds, all claims thereunder or in connection therewith, and all interest, dividends, moneys, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, (E) all rights of the Seller under the Purchase and Sale Agreement, and (F) all proceeds of, and all amounts received or receivable under any or all of, the foregoing. The Purchaser shall have, with respect to the property described in this Section 1.2(d), and in addition to all the other rights and remedies available to the Purchaser, all the rights and remedies of a secured party under any applicable UCC.

         Section 1.3. Participation Computation. The Participation shall be initially computed on the date of the initial purchase hereunder. Thereafter until the Termination Date, the Participation shall be automatically recomputed (or deemed to be recomputed) on each Business Day other than a Termination Day. The Participation, as computed (or deemed recomputed) as of the day immediately preceding the Termination Date, shall thereafter remain constant. The Participation shall become zero when the Investment thereof and Discount thereon shall have been paid in full, all the amounts owed by the Seller hereunder to the Purchaser, the Agent, and any other Indemnified Party or Affected Person are paid in full and the Servicer shall have received the accrued Servicing Fee thereon.

         Section 1.4. Settlement Procedures. (a) Collection of the Pool Receivables shall be administered by the Servicer in accordance with the terms of this Agreement. The Seller shall provide to the Servicer (if other than the Seller) on a timely basis all information needed for such administration, including notice of the occurrence of any Termination Day and current computations of the Participation.

         (b) The Servicer shall segregate and hold all Collections in trust for the benefit of the Seller and the Purchaser and, within one Business Day of the receipt (or deemed receipt) of

Collections of Pool Receivables by the Seller or Servicer, deposit such Collections into a Deposit Account. Servicer shall on the day any funds deposited in a Deposit Account become available transfer such funds to the Collection Account. With respect to such Collections on the day deposited into the Collection Account, the Servicer shall:

                  (i) transfer from the Collection Account to the Liquidation Account, set aside for the benefit of the Purchaser, out of the percentage of such Collections represented by the Participation, first an amount equal to the Discount accrued through such day for each Portion of Investment and not previously set aside and second, to the extent funds are available therefor, an amount equal to the Servicing Fee (if the Originator or any Affiliate thereof is not the Servicer), and third the Program Fee accrued through such day for the Participation and not previously set aside; and

                  (ii) subject to Section 1.4(f), if such day is not a Termination Day, remit to the Seller, on behalf of the Purchaser, the remainder of the percentage of such Collections, represented by the Participation; such Collections shall be automatically reinvested in Pool Receivables, and in the Related Security and Collections and other proceeds with respect thereto, and the Participation shall be automatically recomputed pursuant to Section 1.3; it being understood, that prior to remitting to the Seller the remainder of such Collections by way of reinvestment in Pool Receivables, the Servicer shall have calculated the Participation on such day, and if such Participation shall exceed 100% of the sum of the Net Receivables Pool Balance on such day plus the amount on deposit in the Liquidation Account (other than amounts transferred thereto from the Collection Account to pay Discount, the Servicing Fee and the Program Fee pursuant to the preceding paragraph (i)), such Collections shall not be remitted to the Seller but shall be transferred to the Liquidation Account for the benefit of the Purchaser in accordance with paragraph (iii) below;

                  (iii) if such day is a  Termination  Day,  (A) transfer to the
         Liquidation Account for the Purchaser the entire remainder of the percentage of the Collections represented by the Participation; provided that so long as the Termination Date has not occurred if any amounts are so transferred to the Liquidation Account on any Termination Day and, thereafter, the conditions set forth in Section 2 of Exhibit II are satisfied or are waived by the Agent, such previously transferred amounts shall, to the extent still on deposit in the
         Liquidation  Account,  be reinvested  in
         accordance with the preceding paragraph (ii) on the day of such subsequent satisfaction or waiver of conditions, and (B) transfer to the Liquidation Account for the Purchaser the entire remainder of the Collections in the Collection Account represented by the Seller's share of the Collections, if any; provided that so long as the Termination Date has not occurred if any amounts are so transferred to the Liquidation Account on any Termination Day and thereafter the conditions set forth in Section 2 of Exhibit II are satisfied or are waived by the Agent, such previously transferred amounts to the extent still on deposit in the Liquidation Account, shall be distributed to the Seller on the day of such subsequent satisfaction or waiver of conditions; and

                  (iv) during such times as amounts are required to be reinvested in accordance with the foregoing paragraph (ii) or the proviso to paragraph (iii), release to the Seller (subject to Section 1.4(f)) for its own account any Collections in excess of (x) such reinvested amounts, (y) the amounts that are required to be transferred to the Liquidation Account pursuant to paragraph (i) above and (z) in the event the Seller is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering the Pool Receivables.

         (c) The Servicer shall deposit into the Purchaser's Account (or such other account designated by the Agent), on the last day of each Settlement Period relating to a Portion of Investment:

                  (i) Collections held on deposit in the Liquidation Account for the benefit of the Purchaser pursuant to Section 1.4(b)(i) in respect of accrued Discount and the Program Fees with respect to such Portion of Investment;

                  (ii) Collections held on deposit in the Liquidation Account for the benefit of the Purchaser pursuant to Section 1.4(f) with respect to such Portion of Investment; and

                  (iii) the lesser of (x) the amount of Collections then held on deposit in the Liquidation Account for the benefit of the Purchaser pursuant to Section 1.4(b)(iii) and (y) such Portion of Investment.

         (d) Upon receipt of funds deposited into the Purchaser's Account pursuant to Section 1.4(c) with respect to any Portion of Investment, the Agent shall cause such funds to be distributed as follows:

                  (i) if such distribution occurs on a day that is not a Termination Day, first to the Purchaser in payment in full of all accrued Discount with respect to such Portion of Investment, second, to the Purchaser in payment of accrued and unpaid Program Fees, and third, if the Servicer has set aside amounts in respect of the Servicing Fee pursuant to Section 1.4(b)(i), to the Servicer (payable in arrears on the last day of each calendar month) in payment in full of accrued Servicing Fees so set aside with respect to such Portion of Investment; and

                  (ii) if such distribution occurs on a Termination Day, first to the Purchaser in payment in full of all accrued Discount with respect to such Portion of Investment, second to the Purchaser in payment of accrued and unpaid Program Fees, third, to the Purchaser in payment in full of such Portion of Investment, fourth, if AFC or any of its Affiliates is not the Servicer, to the Servicer in payment in full of all accrued Servicing Fees with respect to such Portion of Investment, and fifth, if the Investment and accrued Discount with respect to each Portion of Investment have been reduced to zero, and all accrued Servicing Fees payable to the Servicer (if other than AFC or any of its Affiliates) have been paid in full, to the Purchaser, the Agent and any other Indemnified Party or Affected Person in payment in full of any other amounts owed thereto by the Seller hereunder and then to the Servicer (if the Servicer is AFC or any of its Affiliates) in payment in full of all accrued Servicing Fees.

After the Investment, Program Fees, Discount and Servicing Fees with respect to the Participation, and any other amounts payable by the Seller to the Purchaser, the Agent or any other Indemnified Party or Affected Person hereunder, have been paid in full, all additional Collections with respect to the Participation shall be paid to the Seller for its own account.

         (e) For the purposes of this Section 1.4:

                  (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any discount, rebate or other adjustment made by the Originator, Seller or Servicer, or any setoff or dispute between the Seller, Originator or the Servicer and an Obligor, the Seller shall be deemed to have received on such day a

         Collection of such Pool Receivable in the amount of such reduction or adjustment;

                  (ii) if on any day any of the representations or warranties in paragraphs A.(h) or A.(o) of Exhibit III is not true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in full;

                  (iii)  except as  provided  in  paragraph  (i) or (ii) of this
         Section 1.4(e), or as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivable shall be applied in accordance with the Contract with such Obligor and the Credit and Collection Policy; and

                  (iv) if and to the extent the Agent or the Purchaser shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by it hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Seller and, accordingly, the Agent or the Purchaser, as the case may be, shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.

         (f) If at any time the Seller shall wish to cause the reduction of a Portion of Investment (but not to commence the liquidation, or reduction to zero, of the entire Investment of the Participation), the Seller may do so as follows:

                  (i) the Seller shall give the Agent at least two Business Days' prior written notice thereof (including the amount of such proposed reduction and the proposed date on which such reduction will commence),

                  (ii) on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall cause Collections with respect to such Portion of Investment not to be reinvested until the amount thereof not so reinvested shall equal the desired amount of reduction, and

                  (iii) the Servicer shall hold such Collections in the Liquidation Account for the benefit of the Purchaser, for payment to the Agent on the last day of the current Settlement Period relating to such Portion of Investment, and the applicable Portion of Investment shall be deemed reduced in the amount to be paid to the Agent only when in fact finally so paid;

provided that,

                  A. unless otherwise agreed by the Agent the amount of any such reduction shall be not less than $1,000,000 and shall be an integral multiple of $100,000, and the entire Investment (if any) of the Participation after giving effect to such reduction shall be not less than $2,000,000,

                  B. the Seller shall use reasonable efforts to choose a reduction amount, and the date of commencement thereof, so that to the extent practicable such reduction shall commence and conclude in the same Yield Period, and

                  C. if two or more Portions of Investment shall be outstanding at the time of any proposed reduction, such proposed reduction shall be applied, unless the Seller shall otherwise specify in the notice given pursuant to Section 1.4(f)(i), to the Portion of Investment with the shortest remaining Yield Period.

         Section 1.5. Fees. The Seller shall pay to the Agent certain fees in the amounts and on the dates set forth in a letter dated December 31, 1996 between the Seller and the Agent (as the same may be amended, amended and restated, supplemented or modified, the "Fee Letter") delivered pursuant to
Section 1 of Exhibit II, as such letter agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         Section 1.6. Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited no later than noon (Chicago time) on the day when due in same day funds to the Purchaser's Account. All amounts received after noon (Chicago time) will be deemed to have been received on the immediately succeeding Business Day.

         (b) The Seller shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Seller or Servicer to the Purchaser's Account when due hereunder, at an interest rate equal to 2.0% per annum above the Base Rate, payable on demand.

         (c) All computations of interest under subsection (b) above and all computations of Discount, fees, and other amounts hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made no later than the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

         Section 1.7. Dividing or Combining Portions of the Investment of the Participation. The Seller may, on the last day of any Yield Period, either (i) divide the Investment of the Participation into two or more portions (each, a "Portion of Investment") equal, in aggregate, to the Investment of the Participation, provided that after giving effect to such division the amount of each such Portion of Investment shall be not less than $1,000,000, or (ii) combine any two or more Portions of Investment outstanding on such last day and having Yield Periods ending on such last day into a single Portion of Investment equal to the aggregate of the Investment of such Portions of Investment; provided, further there shall at no time be more than five Yield Periods.

         Section 1.8. Increased Costs. (a) If the Agent, the Purchaser, any Liquidity Bank, any other Program Support Provider or any of their respective Affiliates (each an "Affected Person") determines that the existence of or compliance with (i) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof or (ii) any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of or otherwise to maintain the investment in Pool Receivables related to this Agreement or any related liquidity facility or credit enhancement facility and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments; provided that within 30 days of an Affected Party's knowledge of any such circumstance such Affected Party shall notify the Seller of the same and whether such Affected Party will request that the Seller indemnify it for such circumstance. A certificate as to such amounts submitted to the Seller and the Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

         (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in Section 1.9) in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other

Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Affected Person of agreeing to purchase or purchasing, or maintaining the ownership of the Participation in respect of which Discount is computed by reference to the Eurodollar Rate, then, upon demand by such Affected Person, the Seller shall immediately pay to such Affected Person, from time to time as specified, additional amounts sufficient to compensate such Affected Person for such increased costs; provided that within 30 days of an Affected Party's knowledge of any such circumstance such Affected Party shall notify the Seller of the same and whether such Affected Party will request that the Seller indemnify it for such circumstance. A certificate as to such amounts submitted to the Seller by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

         Section 1.9. Additional Discount on Portions of Participation Bearing a Eurodollar Rate. The Seller shall pay to any Affected Person, so long as such Affected Person shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including "Eurocurrency Liabilities", additional Discount on the unpaid Investment of the applicable Portion of Investment during each Yield Period in respect of which Discount is computed by reference to the Eurodollar Rate, for such Yield Period, at a rate per annum equal at all times during such Yield Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Yield Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Yield Period, payable on each date on which Discount is payable on the applicable Portion of Investment; provided that within 30 days of an Affected Party's knowledge of any such circumstance such Affected Party shall notify the Seller of the same and whether such Affected Party will request that the Seller indemnify it for such circumstance. Such additional Discount shall be determined by the Affected Person and notified to the Seller through the Agent. A certificate as to such additional Discount submitted to the Seller by the Affected Person shall be conclusive and binding for all purposes, absent manifest error.

         Section 1.10. Requirements of Law. In the event that any Affected Person determines that the existence of or compliance with (i) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof or (ii) any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement:

                  (i) does or shall subject such Affected Person to any tax of any kind whatsoever with respect to this Agreement, any increase in the Participation or in the amount of Investment relating thereto, or does or shall change the basis of taxation of payments to such Affected Person on account of Collections, Discount or any other amounts payable hereunder (excluding taxes imposed on the overall net income of such Affected Person, and franchise taxes imposed on such Affected Person, by the jurisdiction under the laws of which such Affected Person is organized or a political subdivision thereof);

                  (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, purchases, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Affected Person which are not otherwise included in the determination of the Eurodollar Rate or the Base Rate hereunder; or

                  (iii) does or shall impose on such Affected Person any other condition;

and the result of any of the foregoing is (x) to increase the cost to such Affected Person of acting as Agent, or of agreeing to purchase or purchasing or maintaining the ownership of undivided ownership interests with regard to the Participation (or interests therein) or any Portion of Investment in respect of which Discount is computed by reference to the Eurodollar Rate or the Base Rate or (y) to reduce any amount receivable hereunder (whether directly or indirectly) funded or maintained by reference to the Eurodollar Rate or the Base Rate, then, in any such case, upon demand by such Affected Person the Seller shall pay such Affected Person any additional amounts necessary to compensate such Affected Person for such additional cost or reduced amount receivable. All such amounts shall be payable as incurred. A certificate from such Affected Person to the Seller certifying, in reasonably specific detail, the basis for, calculation of, and amount of such additional costs or reduced amount receivable shall be conclusive in the absence of manifest error; provided, however, that no Affected Person shall be required to disclose any confidential or tax planning information in any such certificate.

         Section 1.11. Inability to Determine Eurodollar Rate. In the event that the Agent shall have determined prior to the first day of any Yield Period (which determination shall be conclusive and binding upon the parties hereto) by reason of circumstances affecting the interbank Eurodollar market, either (a) dollar deposits in the relevant amounts and for the relevant Yield Period are not available, (b) adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Yield Period or (c) the Eurodollar Rate determined pursuant hereto does not accurately reflect the cost to the Purchaser (as conclusively determined by the Agent) of maintaining any Portion of Investment during such Yield Period, the Agent shall promptly give telephonic notice of such determination, confirmed in writing, to the Seller prior to the first day of such Yield Period. Upon delivery of such notice
(a) no Portion of Investment shall be funded thereafter at the Bank Rate determined by reference to the Eurodollar Rate, unless and until the Agent shall have given notice to the Seller that the circumstances giving rise to such determination no longer exist, and (b) with respect to any outstanding Portions of Investment then funded at the Bank Rate determined by reference to the Eurodollar Rate, such Bank Rate shall automatically be converted to the Bank Rate determined by reference to the Base Rate at the respective last days of the then-current Yield Periods relating to such Portions of Investment.


                                   ARTICLE II.

                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                               TERMINATION EVENTS

         Section 2.1. Representations and Warranties; Covenants. Each of the Seller, AFC and the Servicer hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants of such Person, set forth in Exhibits III and IV, respectively hereto.

         Section 2.2. Termination Events. If any of the Termination Events set forth in Exhibit V hereto shall occur, the Agent may, by notice to the Seller, declare the Termination Date to have occurred (in which case the Termination Date shall be deemed to have occurred); provided that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in subsection (g) or (m) of Exhibit V, the Termination Date shall occur. Upon any such declaration, the occurrence or the deemed occurrence of the Termination Date, the Purchaser and the Agent shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE III.

                                 INDEMNIFICATION

         Section 3.1. Indemnities by the Seller. Without limiting any other rights that the Agent or the Purchaser or any of their respective Affiliates, employees, agents, successors, transferees or assigns (each, an "Indemnified Party") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, damages, expenses, losses and liabilities (including Attorney Costs) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement or other Transaction Documents (whether directly or indirectly) or the use of proceeds of purchases or reinvestments or the ownership of the Participation, or any interest therein, or in respect of any Receivable or any Contract regardless of whether any such Indemnified Amounts result from an Indemnified Party's negligence or strict liability or other acts or omissions of an Indemnified Party, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables to be written off consistent with the Credit and Collection Policy, or (c) any overall net income taxes or franchise taxes imposed on such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof. Without limiting or being limited by the foregoing, and subject to the exclusions set forth in the preceding sentence, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

                  (i) the failure of any Receivable included in the calculation of the Net Receivables Pool Balance as an Eligible Receivable to be an Eligible Receivable, the failure of any information contained in a Servicer Report or a Portfolio Certificate to be true and correct, or the failure of any other information provided to the Purchaser or the Agent with respect to Receivables or this Agreement to be true and correct;

                  (ii) the failure of any representation or warranty or statement made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement to have been true and correct in all respects when made;

                  (iii) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Pool

         Receivable or the related Contract; or the failure of any Pool Receivable or the related Contract to conform to any such applicable law, rule or regulation;

                  (iv) the failure to vest in the Purchaser a valid and enforceable (A) perfected undivided percentage ownership interest, to the extent of the Participation, in the Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections with respect thereto and (B) first priority perfected security interest in the items described in Section 1.2(d), in each case, free and clear of any Adverse Claim;

                  (v) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any purchase or reinvestment or at any subsequent time;

                  (vi)  any  dispute,  claim,  offset  or  defense  (other  than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from or relating to the transaction giving rise to such Receivable or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller or any of its Affiliates acting as Servicer or by any agent or independent contractor retained by the Seller or any of its Affiliates);

                  (vii) any failure of the Seller to perform its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under the Contracts;

                  (viii) any products liability or other claim, investigation, litigation or proceeding arising out of or in connection with goods, insurance or services that are the subject of or secure any Contract;

                  (ix) the commingling of Collections of Pool Receivables at any time with other funds;

                  (x) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or reinvestments or the ownership of the Participation or in respect of any Receivable, Related Security or Contract;

                  (xi) any reduction in Investment as a result of the distribution of Collections pursuant to Section 1.4(d), in the event that all or a portion of such distributions shall thereafter be rescinded or otherwise must be returned for any reason; or

                  (xii) any tax or governmental fee or charge (other than any tax upon or measured by net income or gross receipts), all interest and penalties thereon or with respect thereto, and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Participation, or other interests in the Receivables Pool or in any Related Security or Contract.

         If for any reason the  indemnification  provided  above in this Section
3.1 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless, then the Seller shall contribute to such Indemnified Party the amount otherwise payable by such Indemnified Party as a result of such loss, claim, damage or liability to the maximum extent permitted under applicable law.

         Section 3.2. Indemnities by AFC. Without limiting any other rights which any such person may have hereunder under applicable law, AFC hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts, regardless of whether any such Indemnified Amounts result from an Indemnified Party's negligence or strict liability or other acts or omissions of an Indemnified Party, awarded against or incurred by any of them arising out of or relating to:

                  (i) the failure of any Receivable included in the calculation of the Net Receivables Pool Balance as an Eligible Receivable to be an Eligible Receivable, the failure of any information contained in a Servicer Report or a Portfolio Certificate to be true and correct, or the failure of any other information provided to the Purchaser or the Agent with respect to Receivables or this Agreement to be true and correct;

                  (ii) any representation or warranty made by AFC under or in connection with any Transaction Document in its capacity as Servicer or any information or report delivered by or on behalf of AFC in its capacity as Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made;

                  (iii) the failure by AFC, in its capacity as Servicer, to comply with any applicable law, rule or regulation (including truth in lending, fair credit billing, usury, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) with respect to any Pool Receivable or other related contract; or

                  (iv) any failure of AFC to perform its duties, covenants and obligations in accordance with the applicable provisions of this Agreement.

         If for any reason the  indemnification  provided  above in this Section
3.2 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless, then AFC shall contribute to such Indemnified Party the amount otherwise payable by such Indemnified Party as a result of such loss, claim, damage or liability to the maximum extent permitted under applicable law.


                                   ARTICLE IV.

                         ADMINISTRATION AND COLLECTIONS

         Section 4.1. Appointment of Servicer. (a) The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as Servicer in accordance with this Section 4.1. Until the Agent gives notice to the Seller and the Servicer (in accordance with this Section 4.1) of the designation of a new Servicer, AFC is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon the occurrence of a Termination Event, the Agent may designate as Servicer any Person (including itself) to succeed the Servicer or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

         (b)  Upon the  designation  of a  successor  Servicer  as set  forth in
Section 4.1(a) hereof, the Servicer agrees that it will terminate its activities as Servicer hereunder in a manner which the Agent determines will facilitate the transition of the performance of such activities to the new Servicer, and the Servicer shall cooperate with and assist such new Servicer. Such cooperation shall include (without limitation) access to and transfer of records and use by the new Servicer of all licenses, hardware or software necessary or desirable to collect the Pool Receivables and the Related Security.

         (c) The Servicer acknowledges that, in making their decision to execute and deliver this Agreement, the Agent and the Purchaser have relied on the Servicer's agreement to act as Servicer hereunder. Accordingly, the Servicer agrees that it will not voluntarily resign as Servicer.

         (d) The Servicer may delegate its duties and obligations hereunder to any subservicer (each, a "Sub-Servicer"); provided that, in each such delegation, (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain primarily liable to the Purchaser and the Agent for the performance of the duties and obligations so delegated, (iii) the Seller, the Agent and the Purchaser shall have the right to look solely to the Servicer for such performance and (iv) the terms of any agreement with any Sub-Servicer shall provide that the Agent may terminate such agreement upon the termination of the Servicer in accordance with Section 4.1(a) above hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to such Sub-Servicer).

         Section 4.2. Duties of Servicer. (a) The Servicer shall take or cause to be taken all such action as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with this Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Servicer shall set aside for the accounts of the Seller and the Purchaser the amount of the Collections to which each is entitled in accordance with Article II hereto. The Seller shall deliver to the Servicer and the Servicer shall hold for the benefit of the Seller and the Agent (for the benefit of the Purchaser and individually) in accordance with their respective interests, all records and documents (including without limitation computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, the Agent may direct the Servicer to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Related Security; provided, however, that no such direction may be given unless a Termination Event has occurred.

         (b) The Servicer's obligations hereunder shall terminate on the Final Payout Date.

         After such termination, the Servicer shall promptly deliver to the Seller all books, records and related materials that the Seller previously provided to the Servicer in connection with this Agreement.

         Section  4.3.  Deposit  Accounts;  Establishment  and  Use  of  Certain
Accounts.

         (a) Deposit Accounts. Servicer agrees to transfer ownership and control of the Deposit Accounts to the Seller no later than January 31, 1997. Seller agrees that if the Agent so requests it shall grant a valid perfected security interest in each Deposit Account to the Purchaser pursuant to documentation satisfactory to the Agent.

         (b) Collection Account. The Servicer agrees to establish the Collection Account on or before the date of the first purchase hereunder. The Collection Account shall be used to accept the transfer of Collections from the Deposit Accounts pursuant to Section 1.4(b) and for such other purposes described in the Transaction Documents.

         (c) Liquidation Account. The Servicer agrees to establish the Liquidation Account on or before the date of the first purchase hereunder. The Liquidation Account shall be used to receive transfers of certain amounts of the Purchaser's share of Collections of Pool Receivables prior to the Settlement Dates and for such other purposes described in the Transaction Documents. No funds other than those transferred in accordance with Section 1.4 shall be intentionally transferred into the Liquidation Account.

         (d) Permitted Investments. Any amounts in the Liquidation Account or the Collection Account, as the case may be, may be invested by the Liquidation Account Bank or the Collection Account Bank, respectively, at Servicer's direction, in Permitted Investments, so long as Purchaser's interest in such Permitted Investments is perfected in a manner satisfactory to Purchaser and such Permitted Investments are subject to no Adverse Claims other than those of the Purchaser provided hereunder.

         (e) Control of Accounts. The Agent may following any Termination Event (or an Unmatured Termination Event of the type described in paragraph (g) of Exhibit V) at any time give notice to the Collection Account Bank and the Liquidation Account Bank that the Agent is exercising its rights under the Collection Account Agreement and the Liquidation Account Agreement to do any or all of the following: (i) to have the exclusive ownership and control of the Collection Account and the Liquidation Account transferred to the Agent and to exercise exclusive dominion and control over the funds deposited therein and
(ii) to take any or all other actions permitted under the Collection Account Agreement and the Liquidation Account Agreement. The Seller hereby agrees that if the Agent at any time takes any action set forth in the preceding sentence, the Agent shall have exclusive control of the proceeds (including Collections) of all Pool

Receivables and the Seller hereby further agrees to take any other action that the Agent may reasonably request to transfer such control. Any proceeds of Pool Receivables received by the Seller, as Servicer or otherwise, thereafter shall be sent immediately to the Agent. The parties hereto hereby acknowledge that if at any time the Agent takes control of the Collection Account, the Liquidation Account or any Deposit Account, the Agent shall not have any rights to the funds therein in excess of the unpaid amounts due to the Agent, the Purchaser or any other Person hereunder.

         Section 4.4. Enforcement Rights. (a) At any time following the occurrence of a Termination Event:

                  (i) the Agent may direct the Obligors that payment of all amounts payable under any Pool Receivable be made directly to the Agent or its designee;

                  (ii) the Agent may instruct the Seller or the Servicer to give notice of the Purchaser's interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Agent or its designee, and upon such instruction from the Agent the Seller or the Servicer, as applicable, shall give such notice at the expense of the Seller; provided, that if the Seller or the Servicer fails to so notify each Obligor, the Agent may so notify the Obligors; and

                  (iii) the Agent may request the Seller or the Servicer to, and upon such request the Seller or the Servicer, as applicable, shall, (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and transfer or license to any new Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Agent or its designee at a place selected by the Agent, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections with respect to the Pool Receivables in a manner acceptable to the Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

         (b) The Seller hereby authorizes the Agent, and irrevocably appoints the Agent as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Seller, which appointment is coupled with an interest, to take any and all steps in the name of the Seller and on behalf of the Seller necessary or desirable, in the determination of the Agent, to collect any and all amounts or portions thereof due under any and all Pool Receivables or Related Security, including, without limitation, endorsing the name of the Seller on checks and other instruments representing Collections and enforcing such Pool Receivables, Related Security and the related Contracts. The Agent shall only exercise the powers construed by this subsection (b) after the occurrence of a Termination Event. Notwithstanding anything to the contrary contained in this subsection (b), none of the powers conferred upon such attorney-in-fact pursuant to the immediately preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

         Section 4.5. Responsibilities of the Seller. Anything herein to the contrary notwithstanding, the Seller shall (i) perform all of its obligations, if any, under the Contracts related to the Pool Receivables to the same extent as if interests in such Pool Receivables had not been transferred hereunder, and the exercise by the Agent or the Purchaser of its rights hereunder shall not relieve the Seller from such obligations and (ii) pay when due any taxes, including, without limitation, any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction. The Agent and the Purchaser shall not have any obligation or liability with respect to any Pool Receivable, any Related Security or any related Contract, nor shall any of them be obligated to perform any of the obligations of the Seller or AFC under any of the foregoing.

         Section 4.6. Servicing Fee. The Servicer shall be paid a fee, through distributions contemplated by Section 1.4(d), equal to (a) at any time AFC or an Affiliate of AFC is the Servicer, 2% per annum of the average aggregate Outstanding Balance of all Receivables, and (b) at any time a Person other than AFC or an Affiliate of AFC is the Servicer, 110% of the Servicer's cost of acting as Servicer.


                                   ARTICLE V.

                                  MISCELLANEOUS

         Section 5.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by the Seller or Servicer therefrom shall be effective unless in a writing signed by the Agent, and, in the case of any amendment, by the Seller and the Servicer and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Purchaser or Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         Section 5.2. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and sent or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by first class mail), and notices and communications sent by other means shall be effective when received.

         Section 5.3. Assignability. (a) This Agreement and the Purchaser's rights and obligations herein (including ownership of the Participation) shall be assignable, in whole or in part, by the Purchaser and its successors and assigns with the prior written consent of the Seller; provided, however, that such consent shall not be unreasonably withheld; and provided, further, that no such consent shall be required if the assignment is made to (i) any Affiliate of the Purchaser, (ii) any Liquidity Bank (or any Person who upon such assignment would be a Liquidity Bank), (iii) other Program Support Provider (or any Person who upon such assignment would be a Program Support Provider) or (iv) any Person that is in the business of issuing Notes and is associated with or administered by the Agent or any Affiliate of the Purchaser (each such Person, a "Note Issuer"). Each assignor may, in connection with the assignment, disclose to the applicable assignee any information relating to the Seller or the Pool Receivables furnished to such assignor by or on behalf of the Seller, the Purchaser or the Agent.

         Upon the assignment by the Purchaser in accordance with this Section 5.3, the assignee receiving such assignment shall have all of the rights of the Purchaser with respect to the Transaction Documents and the Investment (or such portion thereof as has been assigned).

         (b) The Purchaser may at any time grant to one or more banks or other institutions (each a "Liquidity Bank") party to the Liquidity Agreement or to any other Program Support Provider participating interests or security interests in the Participation. In the event of any such grant by the Purchaser of a participating interest to a Liquidity Bank or other Program Support Provider, the Purchaser shall remain responsible for the performance of its obligations hereunder. The Seller agrees that each Liquidity Bank or other Program Support Provider shall be entitled to the benefits of Sections 1.8, 1.9 and 1.10.

         (c) This Agreement and the rights and obligations of the Agent hereunder shall be assignable, in whole or in part, by the Agent and its successors and assigns; provided, however, that if such assignment is to any Person who is not an Affiliate of the Agent, the Agent must receive the prior written consent of the Seller (which consent shall not be unreasonably withheld).

         (d) Except as provided in Section 4.1(d), neither the Seller nor the Servicer may assign its rights or delegate its obligations hereunder or any interest herein without the prior written consent of the Agent.

         (e) Without limiting any other rights that may be available under applicable law, the rights of the Purchaser may be enforced through it or by its agents.

         Section 5.4. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted under Section 3.1 hereof, the Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of Pool Receivables) of this Agreement, the Liquidity Agreement, the Purchase and Sale Agreement and the other documents and agreements to be delivered hereunder or in connection herewith, including all reasonable costs and expenses relating to the amending, amending and restating, modifying or supplementing of this Agreement, the Liquidity Agreement, the Purchase and Sale Agreement and the other documents and agreements to be delivered hereunder or in connection herewith and the waiving of any provisions thereof, and including in all cases, without limitation, Attorney Costs for the Agent, the Purchaser and their respective Affiliates and agents with respect thereto and with respect to advising the Agent, the Purchaser and their respective Affiliates and agents as to their rights and remedies under this Agreement and the other Transaction Documents (provided the costs and expenses payable in connection with the administration of the Transaction Documents (excluding any costs and expenses in connection with any amendment, amendment and restatement, modification, supplement or waiver) in any year shall not exceed $15,000), and all reasonable costs and expenses, if any (including Attorney Costs), of the Agent, the Purchaser and their respective Affiliates and agents, in connection with the enforcement of this Agreement and the other Transaction Documents.

         (b) In addition, the Seller shall pay on demand any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         Section 5.5. No Proceedings; Limitation on Payments. Each of the Seller, the Servicer, the Agent, each assignee of the Participation or any interest therein, and each Person which enters into a commitment to purchase or does purchase the Participation or interests therein, hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any Note Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by any such Note Issuer is paid in full.

         Section 5.6 Confidentiality. Unless otherwise required by applicable law or already known by the general public or the third party to which it is disclosed, the Seller agrees to maintain the confidentiality of this Agreement and the other Transaction Documents (and all drafts thereof) in communications with third parties and otherwise; provided that this Agreement may be disclosed to (a) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent, and (b) the Seller's legal counsel and auditors if they agree to hold it confidential.

         Section 5.7. GOVERNING LAW AND JURISDICTION. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF INDIANA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF), EXCEPT TO THE EXTENT THAT THE PERFECTION (OR THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF THE PURCHASER IN THE POOL RECEIVABLES AND THE OTHER ITEMS DESCRIBED IN SECTION 1.2(d) IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF INDIANA.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PURCHASER, THE SELLER, THE SERVICER AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PURCHASER, THE SELLER, THE SERVICER AND THE AGENT IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS

AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PURCHASER, THE SELLER, THE SERVICER AND THE AGENT EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

         Section 5.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 5.9. Survival of Termination. The provisions of Sections 1.8, 1.9, 1.10, 3.1, 5.4, 5.5, 5.6, 5.7 and 5.10 shall survive any termination of this Agreement.

         Section 5.10. WAIVER OF JURY TRIAL. THE PURCHASER, THE SELLER, THE SERVICER AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PURCHASER, THE SELLER, THE SERVICER AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

         Section 5.11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Purchaser, the Seller, the Servicer and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for any prior arrangements made with respect to the payment by the Purchaser of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Seller, the Servicer and the Agent.

         Section 5.12. Headings. The captions and headings of this Agreement and in any Exhibit hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

         Section 5.13. Purchaser's Liabilities. The obligations of the Purchaser under this Agreement are solely the corporate obligations of the Purchaser. No recourse shall be had for any obligation or claim arising out of or based upon this Agreement against any stockholder, employee, officer, director or incorporator of the Purchaser; and provided, however,  that this  Section  5.13  shall  not  relieve  any such  Person of any liability it might otherwise have for its own gross negligence or willful misconduct. The agreements provided in this Section 5.13 shall survive termination of this Agreement.

                                           AFC FUNDING CORPORATION, as Seller


                                           By: Jeffrey K. Harty
                                              ---------------------------------
                                              Name:  Jeffrey K. Harty
                                              Title: Chief Financial Officer

                                              1919 South Post Road
                                              Indianapolis, Indiana 46239

                                              Attention:
                                                        -----------------------
                                              Telephone:
                                                        -----------------------
                                              Facsimile:
                                                        -----------------------



                                           AUTOMOTIVE FINANCE CORPORATION, as
                                           Servicer


                                           By: Jeffrey K. Harty
                                              ---------------------------------
                                              Name:  Jeffrey K. Harty
                                              Title: Chief Financial Officer

                                              1919 South Post Road
                                              Indianapolis, Indiana 46239

                                              Attention:
                                                        -----------------------
                                              Telephone:
                                                        -----------------------
                                              Facsimile:
                                                        -----------------------

                                            POOLED ACCOUNTS RECEIVABLE CAPITAL
                                            CORPORATION, as Purchaser


                                            By: Richard L. Taiano
                                              ---------------------------------
                                              Name:  Richard L. Taiano
                                              Title: VICE PRESIDENT


                                                     c/o Broadstreet Contract
                                                     Services, Inc.
                                                     Two Wall Street
                                                     New York, New York 10005
                                                     Attention:  Richard Taiano
                                                     Telephone:  212/346-9000
                                                     Facsimile:  212/346-9012


                                            NESBITT BURNS SECURITIES INC., as
                                            Agent


                                            By: Jeffrey J. Phillips
                                              ---------------------------------
                                              Name:  Jeffrey J. Phillips
                                              Title: Managing Director

                                            By: Thomas C. Wright
                                              ---------------------------------
                                             Name:  Thomas C. Wright
                                             Title: Sr. Executive Vice President

                                              NESBITT BURNS SECURITIES INC.
                                              111 West Monroe Street
                                              Chicago, Illinois 60603

                                              Attention: John Pappano
                                                        -----------------------
                                              Telephone: (312) 461-4033
                                                        -----------------------
                                              Facsimile: (312) 293-4908
                                                        -----------------------